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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 20, 2004

                              MKS Instruments, Inc.
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               (Exact name of registrant as specified in charter)

       Massachusetts                 0-23621                  04-2277512
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      (State or other              (Commission               (IRS Employer
      jurisdiction of              File Number)           Identification No.)
      incorporation)


       90 Industrial Way, Wilmington, Massachusetts              01887
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         (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (978) 284-4000


    ------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On July 20, 2004, MKS Instruments, Inc. announced its financial results for the quarter ended June 30, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current
Report on Form 8-K.

      The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 20, 2004                     MKS Instruments, Inc.

                                          By: /s/ Ronald C. Weigner
                                              ---------------------------------
                                              Ronald C. Weigner,
                                              Vice President & Chief Financial
                                              Officer


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                                  EXHIBIT INDEX

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
Exhibit No.                     Description
99.1                            Press release dated July 20, 2004